UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012

BITZIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51688	16-1734022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

548 Market Street, Suite 18224
San Francisco, CA  94104
(Address of principal executive offices)  (zip code)

(213) 400-0770
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Statement

On January 12, 2012, we filed a Current Report on Form 8-K regarding our acquisition of Digispace Solutions, LLC.  This Amended 8-K/A is being filed to include the required financial statements.

Section 1 – Registrant’s Business and Operations

Item 1.01      Entry into a Material Definitive Agreement

On December 22, 2011, we reported in a Current Report on Form 8-K that, on December 19, 2011, we entered into a Third Amendment to the Acquisition Agreement with DigiSpace Solutions, LLC.  Pursuant to this amendment:

1)	The Closing Date, as defined in the Agreement, was moved to January 10, 2012;
2)
Simultaneous with the execution of the Third Amendment, DigiSpace Holdings, Inc. paid to Jose Rivera the sum of $97,225.45, bringing the total amount of cash consideration paid to Mr. Rivera to $200,225.00; and

3)
The Options (as defined in the Agreement) were to be executed and delivered on the Closing Date.  Both Amish Shah and Jose Rivera agreed to sign whatever documents are required at the closing prior to receiving the Options.  The exercise price on the Options was reduced from $0.45 to $0.28 per share.

The amendment was entered into, and the closing of the acquisition of DigiSpace Solutions, LLC was postponed because of unfulfilled obligations by the parties.

The closing of the acquisition of DigiSpace Solutions, LLC took place on January 6, 2012.

Section 2 – Financial Information

Item 2.01      Completion of Acquisition or Disposition of Assets

On December 22, 2011, we reported in a Current Report on Form 8-K that, in a Current Report on Form 8-K filed with the Commission on October 3, 2011, we reported that our acquisition of DigiSpace Solutions, LLC had been completed.  There were several conditions to the closing, including the delivery of substantially complete and accurate financial statements of the acquired entity.  Following the October 3, 2011 date, it was determined by all parties that this condition had not been satisfied.  Accordingly, the parties agreed to (i) postpone the closing of the acquisition, (ii) change the exercise price on the Options (as defined in the original agreement) from $0.45 to $0.28 per share to reflect the then-current market price for the shares, and (iii) postpone the issuance of the Options until the closing.  As a material term of the Third Amendment, we agreed to pay to Jose Rivera the remaining cash portion of the purchase price, plus interest, for a total of $97,225.45, bringing the total amount of cash consideration paid to Mr. Rivera to $200,225.00.

The closing of the acquisition of DigiSpace Solutions, LLC took place on January 6, 2012.

Section 3 – Securities and Trading Markets

Item 3.02     Unregistered Sales of Equity Securities

DigiSpace Acquisition

In connection with our acquisition of DigiSpace Solutions, LLC, described above, we issued options to two individuals, one of which was Amish Shah, a member of our Board of Directors, to each acquire Five Hundred Thousand (500,000) shares of our common stock at $0.28 per share.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, the individuals were either accredited or sophisticated and familiar with our operations, and there was no solicitation.

Section 9 – Financial Statement and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a)  Financial Statements of Digispace Solutions, LLC.  Financial statements required by this item are included as Exhibit 99.1.

(b)  Proforma Financial Information.  Proforma financial information required by this item are included as Exhibit 99.2.

(d)          Exhibits

10.1 (1)	Form of Proposed Acquisition Agreement with Digispace Holdings, Inc.

10.2 (2)	Amended Form of Proposed Acquisition Agreement with Digispace Solutions, LLC.

10.3 (2)	Second Amended Form of Proposed Acquisition Agreement with Digispace Solutions, LLC.

10.4 (3)	Third Amendment to the Acquisition Agreement with DigiSpace Solutions, LLC.

10.5 (4)	Option to Purchase Common Stock Issued to Amish Shah.

10.6 (4)	Option to Purchase Common Stock Issued to Jose Rivera.

(1)	Incorporated by reference from our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, filed with the Commission on August 16, 2011.

(2)	Incorporated by reference from our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, filed with the Commission on November 18, 2011.

(3)	Incorporated by reference from our Current Report on Form 8-K dated and filed with the Commission on December 22, 2011.

(4)	Incorporated by reference from our Current Report on Form 8-K dated and filed with the Commission on January 12, 2012.

[remainder of page intentionally left blank; signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitzio, Inc.

Dated: May 22, 2012		/s/ William Schonbrun
	By:	William Schonbrun
	Its:	President and Chief Executive Officer

DIGISPACE SOLUTIONS, LLC

AUDIT REPORT OF INDEPENDENT ACCOUNTANTS
AND
FINANCIAL STATEMENTS

For the Years Ended December 31, 2011 and 2010

DIGISPACE SOLUTIONS, LLC

SADLER, GIBB & ASSOCIATES, L.L.C.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
DigiSpace Solutions, LLC

We have audited the accompanying balance sheets of DigiSpace Solutions, LLC, as of December 31, 2011 and 2010, and the related statements of operations, members‘ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of DigiSpace Solutions, LLC, as of December 31, 2011 and 2010, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has negative working capital of $757,013 and a net loss in 2011of $345,474 which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Salt Lake City, UT
May 7, 2012

DIGISPACE SOLUTIONS, LLC
Balance Sheets

	December 31,	December 31,
	2011	2010
ASSETS
CURRENT ASSETS
Cash	$23,654	$21,286
Accounts receivable	-	847
TOTAL CURRENT ASSETS	23,654	22,133
LONG-LIVED ASSETS
Property and equipment, net	-	292,045
TOTAL ASSETS	$23,654	$314,178
LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES
Accounts payable and accrued expenses	$358,003	$215,144
Deferred revenue	35,523	63,057
Related party payables	205,128	-
Notes payable	164,128	231,185
TOTAL CURRENT LIABILITIES	762,782	509,386
MEMBERS' DEFICIT
Members' deficit	(757,013)	(558,567)
Retained earnings	17,885	363,359
TOTAL MEMBERS' DEFICIT	(739,128)	(195,208)
TOTAL LIABILITIES AND MEMBERS' DEFICIT	$23,654	$314,178

The accompanying notes are an integral part of these financial statements.

DIGISPACE SOLUTIONS, LLC
Statements of Operations

	For the Years Ended
	December 31,
	2011	2010
REVENUES
Product sales	$1,225,215	$3,445,394
Affiliate income	125,738	1,100,702
Other revenue	23,113	12,072
Total Revenues	1,374,066	4,558,168
OPERATING EXPENSES
Commissions expense	402,521	1,170,222
Cost of sales	482,340	1,707,635
Payroll expense	228,564	714,359
General and administrative	360,921	588,174
Total Operating Expenses	1,474,346	4,180,390
INCOME FROM OPERATIONS	(100,280)	377,778
OTHER INCOME (EXPENSES)
Loss on disposal of assets	(43,202)	-
Loss on settlements of legal proceedings	(166,571)	-
Interest expense	(35,421)	(14,419)
Other income	-	-
Total Other Income (Expenses)	(245,194)	(14,419)
INCOME BEFORE INCOME TAXES	(345,474)	363,359
PROVISION FOR INCOME TAXES	-	-
NET(LOSS) INCOME	$(345,474)	$363,359

The accompanying notes are an integral part of these financial statements.

DIGISPACE SOLUTIONS, LLC
Statement of Members’ Deficit

			Total
	Members'	Retained	Members'
	Capital	Earnings	Deficit
Balance, December 31, 2009	$64,570	$-	$64,570
Capital contributions	801,726	-	801,726
Member distributions	(1,424,863)	-	(1,424,863)
Net income for the year ended
December 31, 2010	-	363,359	363,359
Balance, December 31, 2010	(558,567)	363,359	(195,208)
Capital contributions	82,624	-	82,624
Member distributions	(281,070)	-	(281,070)
Net income for the year ended
December 31, 2011	-	(345,474)	(345,474)
Balance, December 31, 2011	$(757,013)	$17,885	$(739,128)

The accompanying notes are an integral part of these financial statements.

DIGISPACE SOLUTIONS, LLC
Statements of Cash Flows

	For the Years Ended
	December 31,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$(345,474)	$363,359
Adjustments to reconcile net loss
to net cash provided by operations:
Depreciation	51,014	68,811
Expenses paid on behalf of related party	20,376	-
Expenses paid with line of credit	43,857	-
Loss on the disposal of assets	43,202	-
Loss on settlements of legal proceedings	166,571	-
Changes in operating assets and liabilities:
Accounts receivable	847	803
Accounts payable and accrued expenses	132,859	159,089
Deferred revenue	(27,534)	63,057
Net Cash Used in Operating Activities	85,718	655,119
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	-	(51,105)
Net Cash Used in Investing Activities	-	(51,105)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	90,000	-
Repayment of notes payable	(159,656)	(32,610)
Proceeds from related party payables	279,500	-
Repayment of related party payables	(94,748)	-
Member contributions	82,624	801,726
Member distributions	(281,070)	(1,424,863)
Net Cash Provided by Financing Activities	(83,350)	(655,747)
NET INCREASE IN CASH	2,368	(51,733)
CASH AT BEGINNING OF YEAR	21,286	73,019
CASH AT END OF YEAR	$23,654	$21,286

The accompanying notes are an integral part of these financial statements.

DIGISPACE SOLUTIONS, LLC
Statements of Cash Flows (Continued)

SUPPLEMENTAL DISCLOSURES OF
Cash paid for interest	$20,421	$14,419
Cash paid for income taxes	$-	$-
NON-CASH FINANCING ACTIVITIES:
Purchase of fixed assets with note payable	$-	$232,861

The accompanying notes are an integral part of these financial statements.

DIGISPACE SOLUTIONS, LLC.
Notes to Financial Statements
December 31, 2011 and 2010

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business
DigiSpace Solutions, LLC, (the Company) was formed in the State of California in 2002 as a limited liability company.  The Company is an online, performance-based advertising company, focused on providing proprietary web technologies to power online advertising strategies and solutions.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Basis
The basis is accounting principles generally accepted in the United States of America.  The financial statements reflect the financial position, operations and cash flows of the Company.  The Company has elected a December 31 year end.

Concentration of Credit Risk
Financial instruments, which potentially subject us to concentrations of credit risk, consist principally of cash. The Company’s cash balances are maintained in accounts held by major banks and financial institutions located in the United States.  The Company can maintain amounts on deposit with financial institutions that are in excess of the federally insured limit of $250,000. The risk is managed by maintaining all deposits in high quality financial institutions. The Company had approximately $23,654 and $21,286 of cash balances in excess of federally insured limits at December 31, 2011 and 2010 respectively.

Property and Equipment
Property and equipment are stated at cost.  Depreciation is provided using the straight-line methods over the estimated useful lives of the related assets.  Expenditures for maintenance and repairs are charged to expense as incurred.

Assets	Estimated useful life
Furniture and fixtures	7 Years
Computer equipment	5 Years
Vehicles	5 Years

Valuation of Long-Lived Assets
Long-lived tangible assets and definite-lived intangible assets are reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The Company uses an estimate of undiscounted future net cash flows of the assets over the remaining useful lives in determining whether the carrying value of the assets is recoverable. If the carrying values of the assets exceed the expected future cash flows of the assets, the Company recognizes an impairment loss equal to the difference between the carrying values of the assets and their estimated fair values.

DIGISPACE SOLUTIONS, LLC.
Notes to Financial Statements
December 31, 2011 and 2010

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Valuation of Long-Lived Assets (Continued)
Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent from other groups of assets. The evaluation of long-lived assets requires the Company to use estimates of future cash flows. However, actual cash flows may differ from the estimated future cash flows used in these impairment tests.  As of December 31, 2011, management does not believe any of the Company’s assets were impaired.

Fair Value of Financial Instruments
In accordance with ASC 820, the carrying value of cash and cash equivalents, accounts receivable and accounts payable approximates fair value due to the short-term maturity of these instruments.

Cash and Cash Equivalents
Cash is comprised of cash on hand or on deposit in banks.  The Company had cash of $23,654 and $21,286 as of December 31, 2011 and 2010 respectively.

Revenue Recognition
The Company derives their revenues from the sale of comprehensive digital educational programs (to assist individuals in earning money through internet marketing.  Individuals can purchase the product and receive knowledge, tips, and resources delivered through computer software, over-the-phone coaching and internet media from anywhere in the world.  The Company also generates revenue through referrals to various affiliate network websites.  Revenue is recognized when all of the following conditions are satisfied: (i) there is persuasive evidence of an arrangement; (ii) delivery of the product or provision of the service has occurred; (iii) the fee is fixed or determinable; and (iv) collectability of the fee is reasonably assured.

Product Sales

The Company’s educational products as described above offer the customer online access to educational resources which include articles, guides, videos, computer software, and other materials to assist the customer in earning money from Internet marketing.  Customers can purchase the base online marketing program for a one-time payment or payment increments of four, six or twelve monthly payments.

Customers have the right to a full refund within 30 days of purchasing the program.  After 60 days the customer can access the entire program without restrictions for an indefinite period of time.  Included in cost is product maintenance and upgrades. The Company follows ASC 985 in determining when to recognize revenue on product maintenance and upgrades. Cash received in advance of revenue recognized are recorded within deferred revenue.

Affiliate Marketing Revenues

The Company also generates revenue through referrals to various affiliate network websites through sending periodic email newsletters to its customer base containing information on product offerings and complimentary services offered by affiliates and by publishing or “serving” ads for other marketers on established internet advertising platforms.

DIGISPACE SOLUTIONS, LLC.
Notes to Financial Statements
December 31, 2011 and 2010

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising Costs
The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred advertising expense of $40,782 and $188,578 as of December 31, 2011 and 2010.

Income Taxes
The Company is a California LLC which has elected to be taxed as a partnership and is therefore not subject to Federal and state taxes.  Accordingly, the losses and deductions of the Company are allocated to the individual members or shareholders and no income tax expense is recorded in the financial statements.

Recent Accounting Pronouncements
The Company’s management has evaluated the recently issued accounting pronouncements through the filing date of these financial statements and has determined that the application of these pronouncements will have no material impact on the Company’s financial position and results of operations.

Going Concern
As reflected in the accompanying financial statements, the Company has experienced negative working capital and a net loss as of December 31, 2011. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

NOTE 2 – PROPERTY AND EQUIPMENT

Depreciation is computed using the straight-line method and is recognized over the estimated useful lives of the property and equipment, which range from three to ten years.  Depreciation expense was $51,014 and $68,811 for the years ended December 31, 2011 and 2010, respectively.

During 2011, the Company’s vehicles were transferred to Company members at net book value of $225,189 in exchange for a full release of the note obligations remaining on the vehicles of $197,829 resulting in a loss of $27,360.  Property and equipment at December 31, 2011 and 2010 consisted of the following.

	As of December 31,
	2011	2010
Furniture and equipment	$-	$16,394
Computer equipment	-	40,673
Vehicles	-	319,861
Less: Accumulated depreciation	-	(84,883)

Property and equipment, net	$-	$292,045

NOTE 3 – RELATED PARTY TRANSACTIONS

During 2011 the Company has received advances from a related party totaling $279,500 to fund operations and a related party also paid $20,376 in operating expenses on behalf of the Company, leaving a balance due $205,128 at December 31, 2011. This loan is non-interest bearing, due on demand and as such is included in current liabilities.

DIGISPACE SOLUTIONS, LLC.
Notes to Financial Statements
December 31, 2011 and 2010

NOTE 4 – NOTES PAYABLE

On July 16, 2009, the Company financed the purchase of an automobile with a 40-month note payable in the amount of $35,830.  The terms of the note required annual interest of 8% and monthly payments of $1,041.  In fiscal 2011, the automobile was sold with the purchaser assuming the balance of the outstanding note payable.

On February 13, 2010, the Company financed the purchase of an automobile with a seven year note payable in the amount of $232,861.  The terms of the note required annual interest of 6.9% and monthly payments of $3,503.  In fiscal 2011, the automobile was sold and the outstanding note was repaid in full.

On August 16, 2011, the Company settled a dispute with a vendor requiring the Company to pay $36,571.  The terms of payment required an initial payment of $2,700 on August 16, 2011 followed by 28 monthly payments of $1,200 beginning on September 15, 2011.  The note bears no interest.

On July 8, 2011, the Company settled a dispute with a vendor requiring the Company to pay $120,000.  The terms of payment required an initial payment of $20,000 followed by 20 monthly payments of $5,000.  The note bears no interest.

During 2011, the Company secured a $50,000 line of credit from Bank of America.  The line is payable on demand, bears interest at 13.24% and is secured by a shareholder personal guarantee.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Legal Proceedings
The Company was involved in a legal claim for alleged cybersquatting and for trademark and domain name infringement.  As of December 31, 2011, the Company settled the claim for $120,000 and the case has been dismissed.

The Company was involved in three separate legal claims for alleged breach of contract.  As of December 31, 2011, the Company settled the claims for an aggregate amount of $46,570 and the cases have been dismissed.

There are no other legal proceedings, which the Company believes will have a material adverse effect on its financial position.

Operating Leases
The Company has no commitments under operating leases or rental agreements.

NOTE 6 – SUBSEQUENT EVENTS

On January 10, 2012, Bitzio Inc. and DigiSpace Solutions, LLC entered into a share exchange agreement wherein Bitzio, Inc. issued consideration of $200,000, assumed up to $575,000 of liabilities and issued 1,000,000 restricted stock options at an exercise price of $0.28 per share valued at $513,150.  Through this transaction DigiSpace Solutions, LLC became a wholly-owned subsidiary of Bitzio, Inc.

In accordance with ASC 855 Company management reviewed all material events through the date these financial statements were filed and there are no additional material subsequent events to report.

Unaudited pro forma condensed consolidated financial data

Effective January 6, 2012, we purchased 100% of the outstanding and issued shares of Digispace Solutions, LLC.  Consideration for the purchase was $200,000 and the issuance of 1,000,000 restricted stock options at an exercise price of $0.28 per share valued at $513,150, and was paid during the year ended December 31, 2011.  In addition, we also agreed to assume certain liabilities up to a maximum of $575,000.

The unaudited pro forma condensed consolidated statement of income data is based on our audited consolidated statement of income for the years ended December 31, 2011 and 2010.  The unaudited pro forma statement of income data has been prepared to reflect the acquisition of Digispace Solutions, LLC as if it had occurred on January 1, 2010.

The unaudited pro forma condensed consolidated balance sheet data is based on our audited consolidated balance sheet as of December 31, 2011.  The unaudited pro forma condensed consolidated balance sheet data has been prepared to reflect the acquisition of Digispace Solutions, LLC as if it had occurred on December 31, 2011.

The unaudited pro forma condensed consolidated financial data appearing below is based on our financial statements prepared in accordance with U.S. GAAP.  These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenue and expenses.  Management believes these estimates are reasonable, but actual results could differ from these estimates.  The unaudited pro forma condensed consolidated financial data has been prepared based on the assumptions described in the notes thereto, which management believes are reasonable and may be revised as additional information becomes available.  The object of the unaudited pro forma condensed consolidated data is to provide information about the continuing effect of the acquisition of Digispace Solutions, LLC by indicating how that transaction might have affected our historical consolidated statement of income had it occurred as of January 1, 2010, and our historical consolidated balance sheet had it occurred as of December 31, 2011.  The transaction is accounted for as a purchase with the purchase price allocated to the fair value of the assets acquired and the liabilities assumed.

The following paragraphs describe the basis on which we have carried out our preliminary purchase price allocations to the separate assets and liabilities acquired as a result of the purchase business combination of Digispace Solutions, LLC.

Customer lists have been valued using an income-based methodology that uses discounted cash flows.  The operating cash flows attributable to each customer list are calculated by charging appropriate costs to the identifiable revenue stream.  These cash flows represent a return on all of the assets employed in their generation.  In order to separately value customer lists, the value of the required return for other identifiable assets must be determined.  These contributory asset charges represent the fair return required on all assets that are necessary for the realization of the cash flows and as such are made for all assets that contribute to the cash flows in line with their contribution.  Charges for the use of contributory assets have been calculated, in the aggregate, for the use of net working capital and fixed assets.  The contributory asset charges are deducted from the cash flows calculating a net present value attributable to each customer list.  Estimates have been made of the useful economic lives of individual customer lists based on the period over which the asset is expected to contribute directly or indirectly to the future cash flows of the entity.

Deferred taxes have been calculated using substantively enacted tax rates.  Deferred tax assets are recorded to the extent that it is probable that future taxable profits will be available to utilize the deductible temporary difference.

As we complete the processes necessary for the determination of a final allocation of the purchase consideration, adjustments to certain assets and liabilities will be made, including the potential reclassification of amounts between tangible fixed assets, intangible fixed assets and other assets and liabilities that may, in turn, result in changes to amortization and depreciation.  The financial effect of such changes to amortization and depreciation could be significant depending on the amounts allocated and the estimated useful life of those assets.

The pro forma condensed consolidated financial data is unaudited, is provided for information purposes only and is not necessarily indicative of what the results of operations would have been had the acquisition of Digispace Solutions, LLC actually taken place as of January 1, 2010 or December 31, 2011.  Furthermore, the unaudited pro forma condensed consolidated financial data do not purport to represent what our financial position or results of operations might be for any future period.

You should read the unaudited pro forma condensed consolidated financial data in conjunction with “management’s discussion and analysis of financial condition and results of operations” and our historical audited and unaudited financial statements and the related notes included elsewhere in the Form 8-K.

The purchase price was calculated as shown in the table below:

Cash and cash equivalents	$12,830
Customer List	1,381,545
Total assets acquired	1,394,375

Accounts payable	501,706
Deferred revenue	35,523
Notes payable	143,996
Total liabilities acquired	681,225
Net assets acquired	$713,150

Digispace Solutions, LLC is now known as Digispace Solutions, Inc.  Digispace Holdings, Inc. was the surviving entity in a merger with Digispace Solutions, LLC, and then changed its name to Digispace Solutions, Inc.

BITZIO, INC.
PROFORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2011

	Bitzio, Inc.	Digispace Solutions, LLC	ProForma Adjustments	Adjusted ProForma Totals

ASSETS

CURRENT ASSETS
Cash	$181,725	$23,654	$-	$205,379
Accounts receivable, net	92,232	-	-	92,232
Due from related parties	228,980	-	70,733	299,713
Prepaid expenses and other current assets	337,508	-	-	337,508
Prepaid acquisition costs	713,150	-	(713,150)	-
Total current assets	1,553,595	23,654	(642,417)	934,832

LONG-LIVED ASSETS
Mobile application portfolio, net	582,424	-	-	582,424
Customer lists	-	-	828,927	828,927
Goodwill	627,134	-	-	627,134
TOTAL ASSETS	$2,763,153	$23,654	$186,510	$2,973,317

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$253,976	$358,003	$-	$611,979
Deferred revenue	77,433	35,523	-	112,956
Notes payable, related parties	426,870	205,128	-	631,998
Other loans payable	-	164,128	-	164,128
Convertible notes, related parties, net	5,068	-	-	5,068
Convertible notes, net	65,677	-	-	65,677
Total current liabilities	829,024	762,782	-	1,591,806

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value; 100,000,000 shares authorized;
50,018,625 and 33,000,000 shares issued and
outstanding, respectively	50,019	-	-	50,019
Additional paid-in capital	11,800,050	-	-	11,800,050
Stock subscription payable	186,000	-	-	186,000
Members' deficit	-	(757,013)	757,013	-
Accumulated deficit	(10,101,940)	17,885	(570,503)	(10,654,558)
Total stockholders’ equity	1,934,129	(739,128)	186,510	1,381,511

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,763,153	$23,654	$186,510	$2,973,317

The accompanying notes are an integral part of these consolidated financial statements.

BITZIO, INC.
PROFORMA CONSOLIDATED STATEMENT OF OPERATION
FOR THE YEAR ENDED DECEMBER 31, 2011

	Bitzio, Inc.	Digispace Solutions, LLC	ProForma Adjustments	Adjusted ProForma Totals

ASSETS

REVENUES
Developer tools revenue	$424,807	$-	$-	$424,807
Mobile application revenue	154,579	-	-	154,579
Product sales	-	1,225,215	-	1,225,215
Other revenue	-	148,851	-	148,851
Total Revenue	579,386	1,374,066	-	1,953,452

OPERATING EXPENSES
Professional fees	5,731,148	-	-	5,731,148
Executive compensation	1,910,568	-	-	1,910,568
Impairment on goodwill	2,350,000	-	-	2,350,000
Commissions expense	-	402,521	-	402,521
Cost of sales	-	482,340	-	482,340
Payroll expense	-	228,564	-	228,564
General and administrative	441,689	360,921	276,309	1,078,919
Total Operating Expenses	10,433,405	1,474,346	276,309	12,184,060

LOSS FROM OPERATIONS	(9,854,019)	(100,280)	(276,309)	(10,230,608)

OTHER INCOME (EXPENSES)
Loss on disposal of assets	(1,024)	(43,202)	-	(44,226)
Loss on settlements of legal proceedings	-	(166,571)	-	(166,571)
Interest expense	(24,791)	(35,421)	-	(60,212)

Total Other Income (Expenses)	(25,815)	(245,194)	-	(271,009)

LOSS BEFORE INCOME TAXES	(9,879,834)	(345,474)	(276,309)	(10,501,617)
PROVISION FOR INCOME TAXES	-	-	-	-

NET LOSS	$(9,879,834)	$(345,474)	$(276,309)	$(10,501,617)

BASIC AND DILUTED LOSS PER SHARE	$(0.27)			$(0.28)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	37,157,546			37,157,546

The accompanying notes are an integral part of these consolidated financial statements.

BITZIO, INC.
PROFORMA CONSOLIDATED STATEMENT OF OPERATION
FOR THE YEAR ENDED DECEMBER 31, 2010

	Bitzio, Inc.	Digispace Solutions, LLC	ProForma Adjustments	Adjusted ProForma Totals

ASSETS

REVENUES
Technical consulting revenue	$-	$-	$-	$-
Mobile application revenue	-	-	-	-
Product sales	-	3,445,394	-	3,445,394
Other revenue	-	1,112,774	-	1,112,774
Total Revenue	-	4,558,168	-	4,558,168

OPERATING EXPENSES
Professional fees	-	-	-	-
Executive compensation	-	-	-	-
Impairment on goodwill	-	-	-	-
Commissions expense	-	1,170,222	-	1,170,222
Cost of sales	-	1,707,635	-	1,707,635
Payroll expense	-	714,359	-	714,359
General and administrative	37,567	588,174	276,309	902,050
Total Operating Expenses	37,567	4,180,390	276,309	4,494,266

LOSS FROM OPERATIONS	(37,567)	377,778	(276,309)	63,902

OTHER INCOME (EXPENSES)
Loss on disposal of assets	-	-	-	-
Interest expense	(645)	(14,419)	-	(15,064)

Total Other Income (Expenses)	(645)	(14,419)	-	(15,064)

LOSS BEFORE INCOME TAXES	(38,212)	363,359	(276,309)	48,838
PROVISION FOR INCOME TAXES	-	-	-	-

NET LOSS	$(38,212)	$363,359	$(276,309)	$48,838

BASIC AND DILUTED LOSS PER SHARE	$(0.01)			$0.01

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	6,129,452			6,129,452

The accompanying notes are an integral part of these consolidated financial statements.